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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 9, 2009


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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)


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           Kansas                    1-04721                   48-0457967
  (State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)



    6200 Sprint Parkway, Overland Park, Kansas              66251
     (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965


          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.05  Costs Associated with Exit or Disposal Activities.

On November 6, 2009, the Board of Directors of Sprint Nextel Corporation (the "Company"), in response to the decline in revenues and profitability during 2009 from post-paid subscriber losses in prior periods, approved actions to continue to reduce operating costs through a workforce reduction with a target of about 2,000 to 2,500 positions, which is expected to reduce internal and external labor costs by at least $350 million on an annualized basis. The workforce reduction is expected to be largely completed by the end of the fourth quarter and will include management and non-management positions throughout the Company.

The Company expects to recognize a charge of approximately $60 million to $80 million in the fourth quarter of 2009 for severance and related costs. The severance and related costs are primarily determined based on an existing severance plan. The majority of the above estimated charge is expected to result in cash expenditures during 2010.

A copy of the press  release  announcing  these  actions is furnished as Exhibit
99.1 to this Form 8-K.


Item 9.01         Financial Statements and Exhibits.


(d)   Exhibits

The following exhibit is furnished with this report:


Exhibit No.          Description
99.1                 Press Release Announcing Labor Cost Reduction, dated
                     November 9, 2009.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SPRINT NEXTEL CORPORATION



Date: November 9, 2009                   /s/ Timothy O.Grady
                                             By:   Timothy O'Grady
                                                   Assistant Secretary



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                                  EXHIBIT INDEX


Number         Exhibit
99.1           Press Release Announcing Labor Cost Reduction, dated November 9,
               2009.